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                                                                   EXHIBIT 10.41

                              SIDE LETTER AGREEMENT

                  AGREEMENT (this "Agreement") entered into as of the 10th day of March, 2003, by and among WH Holdings (Cayman Islands) Ltd., a Cayman Islands company (the "Company"), Brian Kane ("Kane"), Carol Hannah ("Hannah") and each of the other shareholders of the Company listed on the signature pages hereto (each an "Institutional Shareholder" and collectively, the "Institutional Shareholders").

                  Reference is made to that certain Shareholders' Agreement dated as of July 31, 2002, by and among the Company and certain of its shareholders, including Kane, Hannah and the Institutional Shareholders (as the same may be amended from time to time, the "Shareholders' Agreement"). Capitalized terms used in this Agreement without definition shall have the meanings ascribed thereto in the Shareholders' Agreement.

                  Prior to the date hereof, (i) Kane purchased an aggregate of 284,091 Preferred Shares and (ii) Hannah purchased an aggregate of 568,182 Preferred Shares, respectively (the "Purchased Shares").

                  Concurrently with the execution of this Agreement, Kane and Hannah are entering into separate Employment Agreements, of even date herewith, with Herbalife International, Inc. and Herbalife International of America, Inc., which are direct or indirect wholly owned subsidiaries of the Company.

                  In consideration of, and as a condition to, Kane's and Hannah's entering into the foregoing Employment Agreements, each of the undersigned desires to agree to certain modifications to the Shareholders' Agreement with respect to the Purchased Shares.

                  Accordingly, each of the undersigned agrees:

                  1. Repurchase of Purchased Shares. Notwithstanding any provision to the contrary contained in Section 6 of the Shareholders' Agreement, each of the undersigned agrees that the Institutional Shareholders and the Company shall only be entitled to exercise their respective repurchase rights set forth in Section 6 of the Shareholders' Agreement with respect to the Purchased Shares upon the termination of the relevant Employee Shareholder (i.e., either Kane or Hannah, as the case may be) for Cause (as defined below) or due to such Employee Shareholder's resignation (other than upon the "Retirement" of such Employee Shareholder, as such term is defined in the Option Agreements). For purposes of this Agreement, "Cause" shall have the meaning ascribed to such term in any written employment agreement between the relevant

                                       1

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Employee Shareholder and one or more of the Company's subsidiaries. The terms and conditions of this Agreement shall only apply with respect to the Purchased Shares, and no other capital stock of the Company. Except as expressly set forth herein, each of the terms and conditions of the Shareholders' Agreement shall remain and full force and effect in accordance with the terms thereof.

                  2. Option Agreements. Reference is hereby made to (i) that certain Non-Statutory Stock Option Agreement, dated as of the date hereof, by and among the Company and Kane and (ii) that certain Non-Statutory Stock Option Agreement, dated as of the date hereof, by and among the Company and Hannah (as either of the same may be amended or modified from time to time, the "Option Agreements"). Each of the undersigned acknowledges and agrees that
Section 3 of the Option Agreements modifies, in certain respects, the terms and conditions of Section 6 of the Shareholders' Agreement, and each of the undersigned agrees to be bound by such modifications as if a party to such Option Agreements.

                  3. Governing Law; Jurisdiction. The Governing Law (Section 14) and Jurisdiction (Section 16) provisions of the Shareholders' Agreement are incorporated by reference herein as if fully set forth herein.

                  4. Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original, but all of which together shall constitute one and the same agreement.

  *      *        *        *       *        *        *        *        *

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                      WH HOLDINGS (CAYMAN ISLANDS) LTD.

                                      By: /s/ STEFAN KALUZNY
                                          ------------------

                                      Name: Stefan Kaluzny

                                      Title: Director

                                      WH INVESTMENTS LTD.

                                      By: /s/ STEVEN RODGERS
                                          ------------------

                                      Name: Steven Rodgers

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                                      Title: President

                                      WHITNEY V, L.P.

                                      By: Whitney Equity Partners V, LLC
                                      Its: General Partner

                                      By: /s/ STEVEN RODGERS
                                          ------------------

                                      Name: Steven Rodgers

                                      Title: Managing Member

                                      WHITNEY V, L.P.

                                      By: Whitney Equity Partners V, LLC
                                      Its: General Partner

                                      By: /s/ STEVEN RODGERS
                                          ------------------

                                      Name: Steven Rodgers

                                      Title: Managing Member

                                      CCG INVESTMENTS (BVI), L.P.
                                      CCG ASSOCIATES -- QP, LLC
                                      CCG ASSOCIATES -- AI, LLC
                                      CCG INVESTMENT FUND -- AI, L.P.
                                      CCG AV, LLC - SERIES C
                                      CCG AV, LLC - SERIES E
                                      CCG CI, LLC

                                      By: Golden Gate Capital Management, L.L.C.
                                      Its: Authorized Representative

                                      By: /s/ JESSE T. ROGERS
                                          -------------------

                                      Name: Jesse T. Rogers

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                                      Title: Managing Director

                                      /s/ BRIAN KANE
                                      --------------
                                      Brian Kane

                                      /s/ CAROL HANNAH
                                      ----------------
                                      Carol Hannah